UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2014 (July 7, 2014)

GOLD PARTY PAYDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54915	45-3327444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2368 Lakeshore Road West Oakville, Ontario, Canada	L6L 1H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 790-3324

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

(a)           Prior Independent Registered Public Accounting Firm

On July 7, 2014, the Board of Directors of Gold Party Payday, Inc. (the “Company”) approved the dismissal of Li and Company, PC (“Li & Co.”) as the Company’s independent registered public accounting firm in connection with the Company’s merger with Canada Cannabis Corp. (“CCC”) and resulting change of control.

Li & Co.’s reports on the Company’s financial statements for each of the fiscal years ended September 30, 2013 and September 30, 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Li & Co. on the Company’s financial statements for each of the fiscal years ended September 30, 2013 and September 30, 2012 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

There were no reportable events under Item 304(a)(1)(v) of Regulation S-K during each of the Company’s fiscal years ended September 30, 2013 and September 30, 2012, each of the interim three-month quarterly periods ended March 31, 2014 and December 31, 2013, and the interim period up to the date of the dismissal of Li & Co.  Also, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Li & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Co., would have caused Li & Co. to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided Li & Co. with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company has requested that Li & Co. furnish a letter addressed to the SEC stating whether it agrees with the statements made herein.  A copy of Li & Co.’s letter dated July 8, 2014 is attached as Exhibit 16.1 hereto.

(b)           New Independent Registered Public Accounting Firm

Also, in connection with the Company’s merger with CCC and resulting change of control, as of July 7, 2014, the Board of Directors of the Company engaged the services of Hartley Moore Accountancy Corporation (“HMAC”) as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended September 30, 2013 and September 30, 2012 and the subsequent interim period through July 7, 2014, neither the Company nor anyone on its behalf consulted with HMAC with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that HMAC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).  However, HMAC served as the independent registered public accounting firm of CCC prior to the merger with the Company.  HMAC prepared the audited financial statements of CCC, which were submitted with Amendment No. 1 to the Company’s Current Report on Form 8-K/A on June 12, 2014, in relation to the merger.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description

16.1	Letter from Li and Company, PC to the Securities and Exchange Commission, dated July 8, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Gold Party Payday, Inc.
(Registrant)

Date: July 8, 2014	By:	/S/ Benjamin Ward
Benjamin Ward CEO, President, and Director

Date: July 8, 2014	By:	/S/ John Esteireiro
John Esteireiro COO and Director

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